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                                                                   EXHIBIT 23.1



                         INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in the Registration Statements of Internet America, Inc., on Form S-8 (Nos. 333-70461, 333-72109, 333-72111,
333-77153, 333-80277, 355-80285, and 333-92295) of our report dated September
13, 2000, appearing in the Annual Report on Form 10-KSB of Internet America, Inc., for the year ended June 30, 2000.


/s/ DELOITTE & TOUCHE LLP


Dallas, Texas
September 22, 2000